UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest reported event):  December 9, 2003


                      Internet Business International, Inc.
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             (Exact name of registrant as specified in its charter)


            Nevada                   0-20259                     33-0845463
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(State  or  other  jurisdiction    (Commission                 (IRS Employer
     of  incorporation)           File  Number)             Identification  No.)


                        2250 East Tropicana, Suite 19-309
                             Las Vegas, Nevada 89119
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               (Address of principal executive offices)  (Zip Code)

                                 (775) 588-2387
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               Registrant's telephone number, including area code

                                      None
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          (Former name or former address, if changed since last report)

ITEM  5.  OTHER  INFORMATION.

On December 9, 2003, Global Debit Cash Card, Inc. ("GDCC"), a wholly owned subsidiary of Internet Business International, Inc., a Nevada corporation (the "Company") entered into an Asset Purchase Agreement with Debit Card Marketing Company, Inc., a privately held New York corporation ("DCM") to acquire certain assets relating to the DCM business. Included among the assets were the Anonymous Debit Cash Card, the Chex First Agreement, the Senior Plan Agreement, shares of DCME and other DCM assets.

The Asset Purchase Agreement is filed herewith as Exhibit 99.1, and the description contained herein of the Asset Purchase Agreement is qualified in its entirety by reference to such exhibit.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)     Exhibits

Exhibit  No.   Description
   99.1        Agreement dated December 9, 2003 by and between Internet Business
               International, Inc. and DCM Enterprises, Inc.

Exhibits to the Asset Purchase Agreement have not been filed with this Form 8-K as the Company does not believe that such exhibits would contain information material to an investment decision that is not otherwise disclosed. The Company hereby agrees to furnish a copy of any omitted exhibit to the Securities and Exchange Commission upon its request.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INTERNET BUSINESS INTERNATIONAL, INC.


Date:  December  9,  2003                  By:  /s/Albert  R.  Reda
                                           ------------------------
                                           Albert  R.  Reda
                                           Chief  Executive  Officer